First Quarter 2010 Results
April 20, 2010

SYNOVUS

Forward-Looking Statements

This slide presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, our statements regarding our capital opportunities and capital decision drivers; our expectations regarding significant improvement in 2010 over 2009, future reductions in NPL inflows and provision levels, improvements in credit and related reduction in loan loss reserves; our belief that we will have an opportunity to return to profitability at some point during 2010; the expected benefits of our charter consolidation; and the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this slide presentation and our filings with the Securities and Exchange Commission. Many of these factors are beyond Synovus' ability to control or predict. Factors that could cause actual results to differ materially from those contemplated in this slide presentation and our filings with the Securities and Exchange Commission include: (1) further deterioration in credit quality, particularly in residential construction and development loans, may continue to result in increased non-performing assets and credit losses, which will adversely impact our earnings and capital; (2) declining values of residential real estate may result in further write-downs of assets, which may increase our credit losses and negatively affect our financial results; (3) continuing weakness in the residential real estate environment may negatively impact our ability to liquidate non-performing assets; (4) the impact on our borrowing costs, capital cost and our liquidity due to adverse changes in our current credit ratings; (5) our ability to manage fluctuations in the value of our assets and liabilities to maintain sufficient capital and liquidity to support our operations;

(6) restrictions or limitations on access to funds from subsidiaries, thereby restricting our ability to make payments on our obligations or dividend payments; (7) continuing deterioration in general economic conditions and conditions in the financial markets; (8) the risk that the allowance may prove to be inadequate or may be negatively affected by credit risk exposures; (9) changes in the interest rate environment which may increase funding costs and reduce earning assets yields, thus reducing margins; (10) risks associated with the concentration of our non-performing assets in certain geographic regions and with affiliated borrowing groups; (11) the risk that we may be required to seek additional capital to satisfy applicable regulatory standards and pressures; (12) the risk that, as we pursue alternatives to bolster our capital position, such capital may not be available to us on favorable terms, if at all; (13) the impact of recent and proposed changes in governmental policy, laws and regulations, including proposed and recently enacted changes in the regulation of banks and financial institutions, or the interpretation or application thereof, including restrictions, increased capital requirements, limitations and/or penalties arising from banking, securities and insurance laws regulations and examinations; (14) the impact on Synovus' financial results, reputation and business if Synovus is unable to comply with all applicable federal and state regulations and applicable memoranda of understanding, other supervisory actions and any necessary capital initiatives; (15) risks associated with litigation; (16) the risk that we will not be able to complete the proposed charter consolidation or, if completed, realize the anticipated benefits of the proposed charter consolidation; (17) the volatility of our stock price; and (18) the other factors set forth in Synovus' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise.

Use of Non-GAAP Financial Measures

This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: pre-tax, pre-credit costs income; core expense levels; fundamental G&A expenses; core deposits; net interest margin excluding negative impact of non-performing assets; fundamental non-interest expense; the ratio of pre-tax, pre-credit costs income to risk weighted assets, and the tangible common equity to tangible assets ratio. The most comparable GAAP measures to these measures are loss from continuing operations before income taxes; total G&A expenses; total non-interest expense; total deposits; net interest margin; total non-interest expense; and the ratio of total equity to total assets, respectively. Management uses these non-GAAP financial measures to assess the performance of Synovus' core business and the strength of its capital position. Synovus believes that these non-GAAP financial measures provide meaningful additional information about Synovus to assist investors in evaluating Synovus' operating results, financial strength and capitalization. The non-GAAP measures should be considered as additional views of the way our financial measures are affected by significant charges for credit costs and other factors. The tangible common equity ratio to tangible assets ratio and tangible common equity to risk-weighted assets ratio are used by management to assess the strength of our capital position. Core deposits are a measure used by management and investment analysts to evaluate organic growth of deposits and the quality of deposits as a funding source. Pre-tax, pre-credit costs income is a measure used by management to evaluate core operating results exclusive of credit costs as well as certain non-core expenses such as goodwill impairment charges, restructuring charges, and Visa litigation expense (recovery). Fundamental non-interest expense is a measure utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. These non-GAAP financial measures should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the Appendix to this slide presentation.

FIRST QUARTER 2010 HIGHLIGHTS

- **Net loss of $215.7 million or $0.47 per common share**
- **Results reflect continuing improvements in credit trends including:**
  - NPL inflows
  - Charge-offs
  - Provision expense
- **Allowance and cumulative write-downs on all remaining NPAs is approximately 49% of unpaid principal balance**
- **Asset disposition strategy remains on track with $271 million in sales**

SYNOVUS

FIRST QUARTER 2010 HIGHLIGHTS (CONT'D)

- **Continued improvement in core deposit* mix**
  - Non-CD core deposit* growth was 7.8% year-over-year and 9.8% linked quarter annualized
  - Non-interest-bearing deposits grew 17.5% linked quarter annualized
- **Net interest margin of 3.39%, up 14 basis points from 4Q09**
  - Decrease in short-term liquidity average balance resulted in less margin dilution
  - Decrease in effective cost of funds driven by downward re-pricing of time deposits
  - Continuing improvement of loan yields

* Non-GAAP financial measures; see appendix

FIRST QUARTER 2010 HIGHLIGHTS (CONT'D)

- Core expense* levels reflect continued focus on expense management
- Quarter includes previously announced $70 million pre-tax gain ($43 million, net of tax) from sale of merchant services business

* Non-GAAP financial measures; see appendix

FINANCIAL RESULTS

INCOME STATEMENT

(amounts in thousands, except per share data)

	1Q10	4Q09	1Q09
Net Interest Income	$248,867	$255,831	$243,239
Non-interest Income	69,698	136,847	84,385
Non-interest Expense	252,797	249,493	261,039
Provision Expense	340,948	387,114	290,437
Pre-tax loss from continuing operations	(275,180)	(243,929)	(223,852)
Income tax expense (benefit)	(16,337)	25,518	(85,908)
Net loss from continuing operations	(258,843)	(269,447)	(137,944)
Income from discontinued operations, net of taxes*	43,161	889	1,215
Net loss	(215,682)	(268,558)	(136,729)
Net loss attributable to non-controlling interest	(209)	(1)	(57)
Net loss attributable to controlling interest	(215,473)	(268,557)	(136,672)
Dividends and accretion of discount on preferred stock	(14,325)	(14,291)	(14,192)
Net loss available to common shareholders	($229,798)	($282,848)	($150,864)
Average common shares outstanding	489,607	486,104	329,785
Net loss per common share	($0.47)	($0.58)	($0.46)

* 1Q10 pre-tax income of $70.6 million, net of tax-expense of $27.4 million

LOANS OUTSTANDING

(in billions)

Year-over-Year (down 11.9% or $3.3 billion)

- CRE (18.9%)
  - Investment Properties (5.3%)
  - 1-4 Family Properties (35.8%)
  - Land Acquisition (19.8%)
- C&I (6.9%)
- Retail (4.7%)

Linked Quarter (down 15.4%* or $966 million)

- CRE (20.7%)
  - Investment Properties (11.5%)
  - 1-4 Family Properties (32.5%)
  - Land Acquisition (30.4%)
- C&I (12.8%)
- Retail (8.7%)

*Annualized



$30
$24
$18
$12
$6
$0
$4.3
$12.6
$10.9
$4.3
$12.2
$11.1
$4.3
$11.4
$10.6
$4.2
$10.7
$10.5
$4.1
$10.2
$10.1
1Q09
2Q09
3Q09
4Q09
1Q10
C&I
CRE
Retail

SYNOVUS

IMPROVING MIX OF CORE DEPOSITS*

(dollars in millions)


$24,000
$19,200
$14,400
$9,600
$4,800
$0
$22,689
$22,394
$22,538
7,295
6,401
6,087
1,826
1,860
1,972
9,783
9,960
10,127
3,785
4,173
4,352
1Q09
4Q09
1Q10
Time Deposits**
Shared Deposits
Other Interest Bearing Deposits**
Non-interest-bearing Deposits (DDA)

Improving our deposit mix continues to be a major focus

- DDA growth 15.0% year-over-year; 17.5% linked quarter annualized
- Non-CD core deposit growth 7.8% year-over-year; 9.8% linked quarter annualized

* Core deposits represent total deposits less national market brokered deposits. * Non-GAAP financial measures; see appendix
** Excludes shared deposits and national market brokered deposits

SYNOVUS

CORE DEPOSITS*

(dollars in billions)

Large, stable core deposits*

- Loans funded by core deposits have increased from 82% to 92% since March 2009



$28
$27
$26
$25
$24
$23
$22
$21
$27.7
$27.6
$26.3
$25.4
$24.4
$22.7
$22.4
$22.4
$22.4
$22.5
1Q09
2Q09
3Q09
4Q09
1Q10
Loans
Core Deposits*

* Non-GAAP financial measures; see appendix

SYNOVUS

NET INTEREST MARGIN

Key Margin Drivers:

- Increased loan yields and continued addition of interest rate floors on most new and renewed loans
- Decrease in funding costs driven by downward re-pricing of maturing time deposits
- Decrease in short-term liquidity average balance resulted in less margin dilution



Net Interest Income
(in millions)
$260
$208
$156
$104
$52
$0
$243.2
$256.6
$254.6
$255.8
$248.9
1Q09
2Q09
3Q09
4Q09
1Q10



up 39 b.p.s from 1Q09
Net Interest Margin Trend
3.8%
3.6%
3.4%
3.2%
3.0%
3.38%
3.62%
3.64%
3.63%
3.77%
3.05%
3.23%
3.22%
3.25%
3.39%
1Q09
2Q09
3Q09
4Q09
1Q10
Actual
Excluding negative impact of non-performing assets*

* Non-GAAP financial measures; see appendix.

SYNOVUS

CONTINUED FOCUS ON EFFICIENCY AND PRODUCTIVITY



Fundamental G&A Expenses* (in millions)
$225
$180
$135
$90
$45
$0
$46.2
$49.3
$50.7
$49.6
$48.7
$31.5
$30.5
$31.2
$29.9
$30.0
$111.1
$108.5
$105.0
$100.6
$104.0
1Q09
2Q09
3Q09
4Q09
1Q10
Employment Expenses
Occupancy and Equipment
Other



Headcount
7,500
7,000
6,500
6,000
5,500
6,720
6,465
6,376
6,385
6,396 **
1Q09
2Q09
3Q09
4Q09
1Q10
Headcount

* Excluding discontinued operations, net litigation contingency, goodwill impairment, restructuring charges, credit costs, and FDIC insurance. Non-GAAP financial measures; see appendix.

Prior periods have been reclassified to exclude discontinued operations

** Down 13% from peak of 7,331 (1Q08)

SYNOVUS

PRE-TAX, PRE-CREDIT COSTS INCOME***

(dollars in millions)


$166
$152
$138
$124
$110
$127
$142
$140*
$144
$119
1Q09
2Q09
3Q09
4Q09
1Q10

	1Q09	2Q09	3Q09	4Q09	1Q10
Pre-tax loss from continuing operations	($224)	($666)	($472)	($244)	($275)
Subtract: Gain on sale of Visa shares	–	–	–	(52)	–
Add: Provision expense	291	632	496	387	341
Add: Other credit costs**	54	176	110	40	53
Add: Goodwill impairment	–	–	–	15	–
Add: Restructuring charges	6	–	–	–	–
Add (Subtract): Net litigation contingency expense (recovery)	–	–	6	(2)	–
Pre-tax, pre-credit costs income	$127	$142	$140*	$144	$119
Pre-tax, pre-credit costs income/RWA***	1.6%	1.9%	2.0%	2.2%	1.9% (1)

* Amount includes security gains of $14.7 million
** Other credit costs consist primarily of losses on ORE, reserve for unfunded commitments, and charges related to other loans held for sale.
*** Non-GAAP financial measures; see appendix.
Prior periods have been reclassified to exclude discontinued operations
(1) Preliminary

SYNOVUS®

CAPITAL

	1Q09	2Q09	3Q09	4Q09	1Q10
Tier 1 Capital Ratio	11.06	9.53	10.48	10.16	9.69% (2)
Tier 1 Common Equity Ratio	8.08	6.42	7.18	6.65	6.04 (2)
Total Risk-Based Capital Ratio	14.22	12.77	13.84	13.58	13.04 (2)
Tangible Common Equity as a Percentage of Tangible Assets (1)*	7.70	5.94	6.23	5.74	5.08
Leverage Ratio	9.88	8.25	8.76	8.12	7.68% (2)

(1) Excludes the carrying value of goodwill and other intangible assets from shareholders' equity and total assets
* Non-GAAP financial measures; see appendix.
(2) Preliminary

SYNOVUS

CAPITAL

Capital Opportunities

- Capital market transactions
- Additional liability management initiatives
- Non-dilutive alternatives
- Potential for recovery of deferred tax asset valuation allowance

Capital Decision Drivers

- Economy
- Regulatory standard changes
- Timing of deferred tax valuation allowance recovery

SYNOVUS

Credit Update

CREDIT QUALITY TRENDS

(dollars in millions)



2.49% 3.00% 3.58% 4.15% 6.15% 6.17% 6.58% 7.14% 7.46%
679 830 997 1,170 1,725 1,718 1,747 1,831 1,843
324 301 401 576 939 765 756 661 531
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10
New NPA Inflows
Non-Performing Assets



0.95% 1.04% 1.53% 3.25% 3.53% 5.09% 7.33% 5.58% 5.05%
63.8 70.6 105.3 229.4 246.3 355.2 496.8 361.9 316.0
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10
QTD Net Charge-Offs (annualized)



1.46% 1.52% 1.68% 2.14% 2.32% 3.33% 3.49% 3.72% 3.97%
394.8 417.8 463.8 598.3 642.4 918.7 918.5 943.7 968.7
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10
Allowance for Loan Losses



1.39% 1.33% 1.46% 1.30% 2.12% 1.20% 1.35% 1.03% 1.21%
378.0 365.0 403.2 362.5 587.0 331.7 356.5 262.4 294.8
0.16% 0.14% 0.18% 0.14% 0.11% 0.11% 0.17% 0.08% 0.15%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10
Total Past Dues
Past Dues > 90 Days

Total Outstanding Loan Balance declined $966 million in 4Q09, reducing the denominator for the ratios on this page for the fourth consecutive quarter.
Total Outstanding Loan Balance has declined since 4Q08 by a total of $3.5 billion.

SYNOVUS

ASSET DISPOSITION ACTIVITY

(dollars in millions)



$425
$319
$213
$106
$0
100%
80%
60%
40%
20%
0%
404
339
331
271
106
40%
45%
46%
51%
43%
1Q09
2Q09
3Q09
4Q09
1Q10
Book Balance of Dispositions
Realization Rate as % Unpaid Balance at Default

- On track to complete projected $600 million in dispositions in first half of 2010
- Realization rate reflects seasonality of first quarter

Note: First quarter asset dispositions were at prices that approximated carrying values

SYNOVUS

ALLOWANCE AND CUMULATIVE WRITE-DOWNS ON NON-PERFORMING LOANS

(dollars in millions)

	1Q10	4Q09	3Q09	2Q09
Non-performing loans	$1,543	$1,556	$1,519	$1,472
Allowance for loan losses on non-performing loans	333	304	290	342
Cumulative write-downs LTD	642	610	607	302
Total allowance and write-downs	$975	$914	$897	$644
Allowance and cumulative write-downs on non-performing loans*	44.6%	42.2%	42.2%	36.3%

*ORE and Other Loans Held for Sale at March 31, 2010 reflect cumulative write-downs and valuation reserves of 61% of unpaid principal balance.

Total allowance and cumulative write-downs on all outstanding NPAs at March 31, 2010 is approximately 49% of unpaid principal balance; up from 45% in 4Q09.

SYNOVUS

NPA ACTIVITY

(dollars in millions)

	1Q10	4Q09
Beginning NPAs	$1,831	$1,747
+ Additions	531	661
- Upgrade to Accrual	(8)	(30)
- Payments/Proceeds on NPA Sales	(198)	(181)
- Charge-Offs on NPLs	(287)	(349)
- ORE Losses	(38)	(40)
- ORE Valuation Adjustment - Dispositions	12	24
Ending NPAs	**$1,843**	**$1,831**

NPL INFLOWS BY GEOGRAPHY

(dollars in millions)

	NPL Inflows				
	1Q10	4Q09	3Q09	2Q09	1Q09
Alabama	$24	$26	$47	$47	$34
Florida	102	67	144	125	80
Georgia (not incl. Atlanta)	155	226	185	143	374
Atlanta	107	197	222	269	246
South Carolina	118	124	133	160	185
Tennessee	25	22	25	21	20
Total	**$531**	**$661**	**$756**	**$765**	**$939**

SYNOVUS

NPL INFLOWS BY PORTFOLIO TYPE

(dollars in millions)

	NPL Inflows				
	1Q10	4Q09	3Q09	2Q09	1Q09
Investment Properties	$147	$144	$94	$93	$364
Residential Properties (non-Atlanta)	127	162	257	225	189
Land Acquisition (non-Atlanta)	64	47	70	69	49
Residential Properties / Land (Atlanta)	65	110	169	216	194
Commercial and Industrial	94	160	132	135	112
Retail	34	39	34	27	31
Total	**$531**	**$661**	**$756**	**$765**	**$939**

SYNOVUS

INVESTMENT PROPERTIES PORTFOLIO

(dollars in millions)

Key Credit Metrics as of 3/31/10

Category	Outstanding Balance	NPL Inflows	NPL Ratio	30+ DPD Ratio	1Q10 NCOs**
Multi-Family	$918	$1	1.3%	0.3%	0.9%
Hotels	1,064	20	21.5*	0.7	0.5
Office Buildings	1,018	34	1.8	1.9	7.2
Shopping Centers	1,126	20	2.5	2.6	4.9
Warehouses	522	1	1.1	0.2	6.5
Other	562	11	4.6	1.3	11.6
Commercial Development	510	61	4.0	0.6	13.4
Total	**$5,720**	**$147**	**6.8%**	**1.2%**	**5.4%**

**annualized

Distribution by Property Type as of 3/31/10

Total Investment Properties: $5.7 billion
as of 3/31/10



Other Investment Property 10%
Multi-Family 16%
Warehouses 9%
Commercial Development 9%
Hotels 19%
Shopping Centers 20%
Office Buildings 18%

Portfolio Characteristics

- No concentrations by property type, geography, tenants, or flags
- Restrictions on hotel and shopping center lending were implemented early 2008
- Historically, loans have been underwritten with stressed interest rates and vacancies
- Loans are recourse in nature with short-term maturities (3 years or less), allowing for restructuring opportunities which reduces vintage exposures
- Underwriting was more conservative than CMBS standards

*Excluding one large credit, NPL Ratio would be 0.94% for Hotels and 2.96% for Total Investment Properties as of 3/31/10.

SYNOVUS

RESIDENTIAL C&D AND LAND ACQUISITION PORTFOLIO

(dollars in millions)

Performing Residential C&D and Land Acquisition Portfolios



$6,000
$4,500
$3,000
$1,500
$0
5,875
4,705
4,385
3,864
3,249
2,808
2,448
1,810
1,286
1,079
805
617
502
430
4Q07
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
Remaining Portfolio
Atlanta

- The Residential C&D and Land portfolios comprise 48% of total NPLs, of which 36% are in Atlanta.
- Performing Res. C&D and Land Acq. Portfolio has decreased by 59%, from $5.9B to $2.4B since 4Q07:
  - 4Q07 - portfolio represented 22% of total loans
    - Atlanta comprised 7%
  - 1Q10 - portfolio represents 10% of total loans
    - Atlanta comprises 2%

Distribution of Residential C&D and Land as of 3/31/10



Tennessee 2%
Alabama 12%
Florida 14%
Atlanta 18%
Other Georgia 30%
South Carolina 25%

Key Credit Metrics as of 3/31/10

Category	*Total O/S Bal	NPL Ratio	30+ DPD Ratio	**1Q10 NCOs
1-4 Family Construction	577	26.3%	0.83%	19.21%
Residential Land Dev.	1,221	28.2	1.13	17.41
Land Acquisition	1,398	18.0	2.15	12.76
Total Res. C&D & Land	**3,195**	**23.4**	**1.52**	**15.76**
1-4 Investment Mortgage	1,266	6.3%	1.22%	2.97%

*includes accruing and non-accruing loans

**annualized

SYNOVUS

C&I PORTFOLIO

(dollars in millions)

Diverse Industry Exposure
as of 3/31/10



11.7%
8.8%
5.9%
8.4%
9.9%
8.6%
7.9%
7.4%
6.4%
5.7%
5.0%
3.2%
2.6%
8.5%
Health Care
Manufacturing
Finance/Insurance
Construction
R/E Leasing
Other Services
Retail Trade
R/E Other
Wholesale Trade
Accommodation & Food Svcs.
Professional, Scientific, Technical Svcs.
Transportation & Warehousing
Ag, Forestry, Fishing
All Other

C&I Portfolio as of 3/31/10

Category	Outstanding Balance	NPL Ratio	30+ DPD Ratio	1Q10 NCOs*
Commercial, Financial, & Agricultural	$5,779	2.97%	0.90%	3.57%
Owner Occupied R/E	4,351	1.97	0.96	1.13
Total C&I Loans	**$10,130**	**2.54%**	**0.92%**	**2.53%**

* annualized

- Past Dues remained below 1%
- Charge-Offs QTD of $64.2 million, a decrease of $22 million from 4Q09
- NPL inflows down 41% from 4Q09

SYNOVUS

RETAIL PORTFOLIO

(dollars in millions)

Retail Portfolio as of 3/31/10

Category	Outstanding Balance	NPL Ratio	30+ DPD Ratio	1Q10 Net Charge-Offs*
Home Equity Lines	$1,696	1.00%	0.85%	1.95%
Consumer Mortgage	1,587	2.80	2.09	3.89
Small Business	196	1.65	1.99	3.46
Credit Card	285	–	3.31	7.34
Other Consumer Loans	358	0.92	1.57	0.52
Total Retail Loans	**$4,122**	**1.65%**	**1.61%**	**3.02%**

* Annualized

- **Overall, credit quality of retail loan portfolio remained stable**
- **1Q10 charge-offs and past dues remained relatively flat compared to 4Q09**
- **All retail loans are scored on a quarterly basis:**
  - Average Beacon Score shows no deterioration over prior four quarters

SYNOVUS

2010 Outlook

SYNOVUS

2010 OUTLOOK

- 2010 expected to reflect significant improvement over 2009
- As 2010 progresses, reductions expected to continue in NPL inflows and provision expense levels
- Credit improvements will drive a reduction in the loan loss reserve
- Continued focus on expense management
- Above assumptions allow us an opportunity to return to profitability at some point during 2010
- Charter consolidation projected to occur in 2Q10
  - Improve capital efficiency
  - Increase opportunities for efficiency
  - Better position Synovus to emerge stronger

APPENDIX

SYNOVUS

STRONG AND STABLE DEPOSITS

Deposit profile – 1Q10



Brokered deposits** 17%
Time deposits > $100m* 17%
Demand Deposit Accounts 16%
Time deposits < $100m* 10%
Savings accounts 2%
NOW accounts 14%
Money market accounts* 24%

Total: $27.2 billion

Deposit / funding statistics

Funding

- Total $29.5 billion
- 1Q10 average cost 1.28%

Deposits

- Total $27.2 billion
  - Core Deposits*** as a % of total funding: 76%
- 1Q10 average cost of deposits: 1.26%

* Excludes brokered deposits
** Brokered deposits consist of national market time and money market account deposits
*** Core deposits represent total deposits less national market brokered deposits. Non-GAAP financial measures; see appendix

SYNOVUS

NON-INTEREST INCOME

(in thousands)

	1Q10	4Q09	1Q09	1Q10 vs. 4Q09 % Change	1Q10 vs. 1Q09 % Change
Service Charges on Deposit Accounts	$26,280	$29,651	$28,699	(11.4%)	(8.4%)
Fiduciary and Asset Management Fees	11,338	11,455	10,815	(1.0)	4.8
Brokerage and Investment Banking Revenue	5,931	7,035	6,871	(15.7)	(13.7)
Mortgage Banking Income	5,814	7,572	9,322	(23.2)	(37.6)
Bankcard Fees	9,515	9,521	8,361	(0.1)	13.8
Net Gains/Losses on Sales of Investment Securities Available for Sale	(448)	(663)	-	(32.4)	nm
Other Fee Income	5,530	7,055	7,690	(21.6)	(28.1)
Increase in Fair Value of Private Equity Investments, Net	899	142	-	nm	nm
Gain on sale of Visa shares	-	51,900	-	nm	nm
Other Non-Interest Income	$4,839	$13,179	$12,627	(63.3%)	(61.7%)
Total Non-Interest Income	**$69,698**	**$136,847**	**$84,385**	**(49.1%)**	**(17.4%)**

Prior periods reclassified to exclude discontinued operations

SYNOVUS

NON-INTEREST EXPENSE

(in thousands)

	1Q10	4Q09	1Q09	1Q10 vs. 4Q09 % Change	1Q10 vs. 1Q09 % Change
Salaries and Other Personnel Expense	$104,022	$100,575	$111,085	3.4%	(6.4%)
Net Occupancy and Equipment Expense	29,978	29,861	31,484	0.4	(4.8)
FDIC Insurance and Other Regulatory Fees	17,646	17,913	12,999	(1.5)	35.7
Foreclosed Real Estate	45,507	34,098	46,330	33.5	(1.8)
Other Credit Costs	8,055	6,561	7,947	22.8	1.4
Visa Litigation Recovery	-	(2,374)	-	nm	nm
Goodwill Impairment	-	14,849	-	nm	nm
Professional Fees	9,380	10,397	6,945	(9.8)	35.1
Data Processing Expense	10,683	11,615	11,155	(8.0)	(4.2)
Restructuring Charges	-	(347)	6,358	nm	nm
Other Operating Expense	27,525	26,345	26,736	4.5	3.0
Total Non-Interest Expense	$252,797	$249,493	$261,039	1.3%	(3.2%)
Fundamental Non-Interest Expense*	$182,680	$180,030	$188,733	1.5%	(3.2%)

* Excluding VISA litigation recovery, restructuring charges, credit costs, goodwill impairment, and FDIC insurance. Non-GAAP financial measure; see appendix.

Prior periods reclassified to exclude discontinued operations

SYNOVUS

DEFERRED TAX ASSET ACCOUNTING

Background

- **A deferred tax asset (DTA) is created from the difference between book (GAAP) and tax earnings. For Synovus, the DTA balance is largely driven by its provision for loan losses.**
- **During the 2Q09, Synovus reached a cumulative 3-year pre-tax loss position. Under GAAP, cumulative losses in recent years are considered significant negative evidence in assessing the realizability of a deferred tax asset, even though the Federal tax code allows a 20 year carryforward of losses.**
  - After considering both positive and negative evidence, Synovus increased its deferred tax asset valuation allowance by approximately $173 million during 2Q09.
  - Due to available carryback, the valuation allowance was recorded as an adjustment to the annual effective tax rate throughout 2009.
- **The 2009 taxable loss fully utilized Synovus' carryback for taxes paid in prior years. Beginning in 2010, most losses must be carried forward (by recording a deferred tax asset with a corresponding valuation allowance), resulting in a close to zero effective tax rate.**
  - Certain state tax jurisdictions will continue to record taxes at the full statutory rate because they are not in a cumulative 3-year pre-tax loss position (and therefore do not require a deferred tax asset valuation allowance).

SYNOVUS

DEFERRED TAX ASSET ACCOUNTING (CONT'D)

Balance Sheet Impact
(dollars in millions)

	3/31/10
Deferred tax assets	$721
Deferred tax liabilities	(161) [1]
Net deferred tax assets before valuation allowance	560
Valuation allowance	(550)
Net deferred tax assets after valuation allowance	$10 [2]

(1) Includes approximately $53 million in deferred tax liabilities relating to unrealized gains on investment securities and interest rate swaps. Future changes to these unrealized gains are not expected to impact tax expense.

(2) Approximately $6 million of the remaining deferred tax asset balance primarily relates to deferred tax assets from jurisdictions that are not in a cumulative loss position and therefore do not require a valuation allowance. The remaining $4 million in deferred tax assets is supported by state tax planning strategies. Changes in market conditions and other factors could result in changes to the expected value of these tax planning strategies with corresponding increases to income tax expense and the valuation allowance.

DEFERRED TAX ASSET ACCOUNTING (CONT'D)

Income Statement Impact (dollars in millions)

	1Q09	2Q09	3Q09	4Q09	2009 Year	1Q10
Loss from continuing operations before income taxes	($224)	($666)	($472)	($244)	($1,606)	($275)
Income tax benefit, gross	89	253	187	81	610	121
Increase in valuation allowance for deferred tax assets	(3)	(173)	(155)	(107)	(438)	(105)
Loss from continuing operations after income taxes	(138)	(586)	(440)	(270)	(1,434)	(259)
Income from discontinued operations	2	2	2	1	8	70
Income tax expense	1	1	1	–	3	27
Income from discontinued operations, net of taxes	1	1	1	1	5	43
Total tax expense (benefit) from continuing and discontinued operations	($85)	($79)	($31)	$26	($169)	$11
Effective tax rate before valuation allowance*	39.7%	38.0%	39.6%	35.3%	38.3%	44.0%
Effective tax rate after valuation allowance*	38.4%	12.0%	6.8%	(11.3%)	10.8%	5.8%

* Continuing operations only. Excludes $14.8 million non-tax deductible goodwill impairment charge in 4Q09

SYNOVUS

DEFERRED TAX ASSET ACCOUNTING (CONT'D)

Expected future impact of DTA valuation allowance

- **Beginning in 2010, most losses must be carried forward (by recording a deferred tax asset with a corresponding valuation allowance), resulting in a close to zero effective tax rate. However, changes in market conditions and other factors could periodically impact values assigned to tax planning strategies, which could require increases or decreases in the valuation allowance.**
- **Losses and tax credits carried forward will be recorded as deferred tax assets with a corresponding increase in the DTA valuation allowance.**
- **When we report a pre-tax profit, we will not record a tax expense - in other words, we will begin to reduce the deferred tax asset valuation allowance.**
- **We expect to recover the remaining DTA balance once we have demonstrated a sustainable return to profitability, perhaps at the point when we have experienced consecutive profitable quarters coupled with a forecast of continuing profitability.**
  - It should be noted that recapture of the DTA balance (reversal of valuation allowance) is subject to considerable judgment
- **Even after the recovery of the DTA balance under GAAP, which will immediately benefit GAAP capital and the TCE ratio, there could remain limitations on the ability to count the DTA for regulatory capital purposes. i.e., once taxes paid in carryback periods are exhausted, banks must deduct from Tier I capital the lower of (1) the amount by which net DTAs exceed what they would expect to realize within one year or (2) the amount by which the net DTAs exceed 10% of Tier I capital.**

SYNOVUS

CHARGE-OFFS BY TYPE

(dollars in millions)

	1Q10		4Q09	
Category	$	%*	$	%*
Investment Properties	$78.0	5.4%	$48.6	3.4%
1-4 Family Properties	96.3	12.1	140.1	16.4
Land for Future Development	46.5	12.8	52.6	14.8
Total CRE	**220.8**	**8.5**	**241.3**	**9.1**
Commercial and Industrial	64.2	2.5	85.7	3.2
Retail	31.0	3.0	34.8	3.3
Total Net Charge-offs	**$316.0**	**5.1%**	**$361.8**	**5.6%**

* Annualized

SYNOVUS

PAST DUES BY PORTFOLIO TYPE

(dollars in millions)

	Total Loans	30 Days + Past Due 1Q10	30 Days + Past Due 4Q09
Investment Properties	$5,720	1.23%	0.70%
Residential Properties	3,064	1.11	1.83
1-4 Family Construction	577	0.83	4.40
1-4 Family Perm/Mini-Perm	1,266	1.22	1.30
Residential Development	1,221	1.13	0.96
Land for Future Development	1,398	2.15	1.22
Commercial and Industrial	10,130	0.92	0.72
Retail	4,122	1.61	1.58
Total*	**$24,417**	**1.21%**	**1.03%**

* Includes unearned income

SYNOVUS

NON-GAAP FINANCIAL MEASURES

(dollars in millions)

The following tables illustrate the method of calculating the non-GAAP financial measures used in this slide presentation:

	1Q09	2Q09	3Q09	4Q09	1Q10
Total Risk-Weighted Assets	$31,237	$30,037	$28,378	$26,782	$25,752 [1]
Loss from continuing operations before income taxes	(224)	(666)	(472)	(244)	(275)
Subtract: Gain on sale of Visa shares	–	–	–	(52)	–
Add: Provision Expense	291	632	496	387	341
Add: Other Credit Costs*	54	176	110	40	53
Add: Goodwill Impairment	–	–	–	15	–
Add: Restructuring Charges	6	–	–	–	–
Add (Subtract): Net Litigation Contingency Expense (Recovery)	–	–	6	(2)	–
Pre-tax, Pre-credit costs Income	$127	$142	$140	$144	$119
Pre-tax, Pre-credit costs Income / RWA**	1.6%	1.9%	2.0%	2.2%	1.9% [1]

* Other credit costs consist primarily of losses on ORE, reserve for unfunded commitments, and charges related to other loans held for sale.
** Annualized
(1) Preliminary

SYNOVUS

NON-GAAP FINANCIAL MEASURES (CONT'D)

(dollars in millions)

	1Q09	2Q09	3Q09	4Q09	1Q10
Total non-interest expense	$261	$394	$317	$249	$253
Other credit costs[1]	(54)	(176)	(110)	(40)	(53)
FDIC Insurance expense	(12)	(29)	(14)	(16)	(17)
Restructuring charges	(6)	-	-	-	-
Net litigation contingency recovery (expense)	-	-	(6)	2	-
Goodwill Impairment	-	-	-	(15)	-
Fundamental non-interest expense[2]	**$189**	**$189**	**$187**	**$180**	**$183**
Average earning assets[3]	**$32,426**	**$32,124**	**$31,556**	**$31,403**	**$29,817**
Net interest income (taxable equivalent)	244	258	256	257	250
Add: Negative impact of non-performing assets on net interest income[4]	27	32	33	30	28
Net interest income (taxable equivalent) excluding the negative impact of non-performing assets	**$271**	**$290**	**$289**	**$287**	**$278**
Net Interest Margin	**3.05%**	**3.23%**	**3.22%**	**3.25%**	**3.39%**
Negative impact of non-performing assets	**0.33%**	**0.39%**	**0.42%**	**0.38%**	**0.38%**
Net Interest Margin excluding negative impact of non-performing assets	**3.38%**	**3.62%**	**3.64%**	**3.63%**	**3.77%**

[1] Other credit costs consist primarily of losses on ORE, reserve for unfunded commitments, and charges related to other loans held for sale.
[2] Also referred to as core expenses
[3] Quarterly average balance
[4] Represents pro forma interest income on non-performing loans at current commercial loan portfolio yield, carrying cost of ORE, and net interest charge-offs on loans recognized during the quarter

SYNOVUS

NON-GAAP FINANCIAL MEASURES (CONT'D)

(dollars in millions)

	1Q09	2Q09	3Q09	4Q09	1Q10
Total deposits	$27,948	$27,424	$28,054	$27,433	$27,180
National market brokered deposits	(5,259)	(4,995)	(5,639)	(5,039)	(4,642)
Core deposits	**$22,689**	**$22,429**	**$22,415**	**$22,394**	**$22,538**

	1Q09	2Q09	3Q09	4Q09	1Q10
Total assets	$34,547	$34,349	$34,610	$32,831	$32,439
Goodwill	(39)	(39)	(39)	(24)	(24)
Other intangible assets	(20)	(19)	(18)	(17)	(16)
Tangible assets	$34,488	$34,291	$34,553	$32,790	$32,399
Total shareholders' equity	$3,638	$3,018	$3,137	$2,851	$2,616
Goodwill	(39)	(39)	(39)	(24)	(24)
Other intangible assets	(20)	(19)	(18)	(17)	(16)
Cumulative perpetual preferred stock	(922)	(924)	(926)	(928)	(930)
Tangible common equity	$2,657	$2,036	$2,154	$1,882	$1,646
Tangible common equity to tangible assets	**7.70%**	**5.94%**	**6.23%**	**5.74%**	**5.08%**

SYNOVUS

First Quarter 2010 Results
April 20, 2010